Exhibit 99.1
News Release

ADVANSIX APPOINTS SIDD MANJESHWAR AS SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Parsippany, N.J., September 12, 2024 – AdvanSix (NYSE: ASIX), a diversified chemistry company, announced today the appointment of Sidd Manjeshwar as Senior Vice President and Chief Financial Officer, effective October 1st. In this role, Mr. Manjeshwar will have global responsibility for controllership, treasury, investor relations, procurement, internal audit, commercial finance, tax and financial planning and analysis for the enterprise. Mr. Manjeshwar will report directly to Erin Kane, President and CEO of AdvanSix, and be a member of the Company’s executive leadership team.

“We are thrilled to welcome Sidd to AdvanSix and look forward to adding his expertise as we continue to accelerate into our next chapter as a diversified chemistry company,” said Erin Kane, President and CEO of AdvanSix. “Sidd’s proven track record of establishing corporate and financial strategies that accelerate growth and profitability makes him well positioned to play a leading role in advancing our strategic priorities to deliver long-term, sustainable shareholder value.”

Mr. Manjeshwar most recently served as Vice President, Corporate Treasurer and Investor Relations at Air Products and Chemicals, Inc. He has more than twenty-five years of experience in investment banking and corporate leadership roles, including as Chief Financial Officer at FirstLight Power with responsibility for strategic and financial functions. He has also served as Vice President, Corporate Finance and M&A, and Treasurer at Dynegy Inc. and in investment banking roles at Deutsche Bank, Barclays Capital, and Lehman Brothers. He holds a B.E. in Electronics from the University of Mumbai, an M.S. in Computer Science from James Madison University and an MBA from The McDonough School of Business at Georgetown University.

“AdvanSix is in an exciting stage of transformation, and I am honored to join the team at this pivotal time,” said Mr. Manjeshwar. “AdvanSix offers a compelling investment thesis and its diverse product portfolio is well positioned to meet its current and future customer needs. I am looking forward to joining the AdvanSix leadership team to drive accelerated profitable growth in support of the company’s long-term, sustainable performance.”

Earlier this year, Michael Preston announced his anticipated retirement as Senior Vice President and Chief Financial Officer. As part of the company’s succession plan, starting

October 1st, Mr. Preston will serve in an advisory role through year-end 2024 with the executive team to facilitate a smooth transition of his responsibilities to Mr. Manjeshwar.

“Mike has made significant contributions to the success of AdvanSix as our founding CFO importantly establishing the critical finance, procurement and supply chain functions to meet our compliance and reporting requirements as a public company at spin. Throughout his nearly twenty-five year tenure at AdvanSix, including at our predecessor company, Mike has been widely admired and respected among our teammates, stockholders and all of our key stakeholders. On behalf of the entire organization, we express our gratitude for Mike’s leadership, service and invaluable contributions to AdvanSix. We wish him well on his retirement,” said Kane.

About AdvanSix
AdvanSix is a diversified chemistry company that produces essential materials for our customers in a wide variety of end markets and applications that touch people’s lives. Our integrated value chain of our five U.S.-based manufacturing facilities plays a critical role in global supply chains and enables us to innovate and deliver essential products for our customers across building and construction, fertilizers, agrochemicals, plastics, solvents, packaging, paints, coatings, adhesives, electronics and other end markets. Guided by our core values of Safety, Integrity, Accountability and Respect, AdvanSix strives to deliver best-in-class customer experiences and differentiated products in the industries of nylon solutions, plant nutrients, and chemical intermediates. More information on AdvanSix can be found at http://www.advansix.com.

Forward Looking Statements
This release contains certain statements that may be deemed “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that our management intends, expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements may be identified by words such as "expect," "anticipate," "estimate," “outlook,” "project," "strategy," "intend," "plan," "target," "goal," "may," "will," "should" and "believe" and other variations or similar terminology and expressions. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties and other factors, many of which are beyond our control and difficult to predict, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: general economic and financial conditions in the U.S. and globally; the potential effects of inflationary pressures, labor market shortages and supply chain issues; instability or volatility in financial markets or other unfavorable economic or business conditions caused by geopolitical concerns, including as a result of the conflict between Russia and Ukraine, the conflict in Israel and Gaza, and the possible expansion of such conflicts; the effect of the foregoing on our customers’ demand for our products and our suppliers’ ability to manufacture and deliver our raw materials, including implications of reduced refinery utilization in the U.S.; our ability to sell and provide our goods and services; the ability of our customers to pay for our products; any closures of our and our customers’ offices and facilities; risks associated with increased phishing, compromised business emails and other cybersecurity attacks, data privacy incidents and disruptions to our technology infrastructure; risks associated with operating with a reduced workforce; risks associated with our indebtedness including compliance with financial and restrictive covenants, and our ability to access capital on reasonable terms, at a reasonable cost, or at all, due to economic conditions or otherwise; the impact of scheduled turnarounds and significant unplanned downtime and interruptions of production or logistics operations as a result of mechanical issues or other unanticipated events such as fires, severe weather conditions, natural disasters, pandemics and geopolitical conflicts and related events; price fluctuations, cost increases and supply of raw materials; our operations and growth projects requiring substantial capital; growth rates and cyclicality of the industries we serve including global changes in supply and demand; failure to develop and commercialize new products or technologies; loss of significant customer relationships; adverse trade and tax policies; extensive environmental, health and safety laws that apply to our operations; hazards associated with chemical manufacturing, storage and transportation; litigation associated with chemical manufacturing and our business operations generally; inability to acquire and integrate businesses, assets, products or technologies; protection of our intellectual property and proprietary information; prolonged work stoppages as a result of labor difficulties or otherwise; failure to maintain effective internal controls; our ability to declare and pay quarterly cash dividends and the amounts and timing of any future dividends; our ability to repurchase our common stock and the amount and timing of any future repurchases; disruptions in supply chain, transportation and logistics; potential for uncertainty regarding qualification for tax treatment of our spin-off; fluctuations in our stock price; and changes in laws or regulations applicable to our business. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Such forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by such forward-looking statements. We identify the principal risks and uncertainties that affect our performance in our filings with the Securities and Exchange Commission (SEC), including the risk factors in Part 1, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023, as updated in subsequent reports filed with the SEC.

# # #

Contacts:
Media Investors
Janeen Lawlor Adam Kressel
(973) 526-1615 (973) 526-1700
janeen.lawlor@advansix.com adam.kressel@advansix.com